Exhibit 10.7

STOCK OPTION AGREEMENT
(NON-PLAN OPTION)

AVAX TECHNOLOGIES, INC.

        THIS STOCK OPTION AGREEMENT (this “Agreement”) is entered into as of __________, 20___, between AVAX TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and _________________________ (the “Optionee”), an individual.

        This Agreement is hereby given for the following option grant (the “Option”) to purchase shares of the common stock, par value $.004 per share (“Common Stock”), of the Company (“Option Shares”):

        Optionee:

        Grant Date:

        Vesting Commencement Date:

        Exercise Price per Share:

        Number of Option Shares:

        Expiration Date:

        Date Exercisable:

        Vesting Schedule:

        In consideration of the mutual agreements herein contained, the Company and Optionee agree as follows:

        SECTION 1. Grant of Option. The Company has granted to Optionee, as of the Grant Date, an Option to purchase up to the number of Option Shares specified above (such number being subject to adjustment as provided in Section 8 hereof). The Option Shares shall be purchasable from time to time as provided herein during the option term specified in Section 2 hereof at the Exercise Price per share.

        SECTION 2. Option Term. This Option shall have a term of ___ years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Section 7 of this Agreement.

        SECTION 3. Administration of this Agreement. This Agreement shall be administered by the Compensation Committee of the Board of Directors of the Company (the “Board”).

        SECTION 4. Limited Transferability. This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by Optionee shall not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee.

        SECTION 5. Dates of Exercise. This Option shall become exercisable for the Option Shares in one or more installments as specified above. As the Option becomes exercisable for such installments, those installments shall accumulate and the Option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the Option under Section 7 of this Agreement.

        SECTION 6. Manner of Exercising Option and Consideration.

        (a)        Exercising of Option. In order to exercise this Option with respect to all or any part of the Option Shares for which this Option is at the time exercisable, Optionee (or any other person or persons exercising the Option) must take the following actions:

        (i)        Deliver to the Secretary of the Company an executed notice of exercise in substantially the form of Exhibit I to this Agreement (the “Exercise Notice”) in which there is specified the number of Option Shares that are to be purchased under the exercised Option.

(ii) Pay the aggregate Exercise Price for the purchased Option Shares in one or more of the following forms:

(A) cash or check made payable to the Company; or

(B) a promissory note payable to the Company, but only to the extent approved by the Board in accordance with Section 8.

If Common Stock is registered under Section 12(g) of the Securities Exchange Act of 1934 (the “1934 Act”) at the time the Option is exercised, then the Exercise Price may also be paid as follows:

            (C)        in shares of Common Stock owned and held of record by Optionee (or any other person or persons exercising the Option) for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at the fair market value on the Exercise Date;

            (D)        to the extent the Option is exercised for vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable written instructions (i) to a Company-designated brokerage firm to effect the immediate sale of the purchased Option Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (ii) to the Company to deliver the certificates for the purchased Option Shares directly to such brokerage firm in order to complete the sale; or

            (E)        delivery of the Exercise Notice with a completed cashless exercise section (a “Cashless Exercise”) to the address set forth in Section 14. Such presentation and delivery shall be deemed a waiver of Optionee’s obligation to pay the Exercise Price. In the event of a Cashless Exercise, Optionee shall exchange his Option for that number of Option Shares subject to such Cashless Exercise multiplied by a fraction, the numerator of which shall be the difference between the fair market value (determined as of the business day prior to the Cashless Exercise) and the Exercise Price, and the denominator of which shall be such fair market value.

        Except to the extent the sale and remittance or Cashless Exercise procedure is utilized in connection with the Option exercise, payment of the Exercise Price must accompany the Exercise Notice delivered to the Company in connection with the Option exercise.

(iii) Furnish to the Company appropriate documentation that the person or persons exercising the Option (if other than Optionee) has or have the right to exercise this Option.

            (iv)        Execute and deliver to the Company such written representations and further agreements as may be requested by the Company in its discretion in order for it to comply with the applicable requirements of Federal and state securities and other laws.

(v) Make appropriate arrangements with the Company for the satisfaction of all Federal, state and local income and employment or other tax withholding requirements applicable to the Option exercise.

        (b)        Issuance of Option Shares. As soon as practical after the Exercise Date, the Company shall issue to or on behalf of Optionee (or any other person or persons exercising this Option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.

        (c)        No Fractional Shares. In no event may this Option be exercised for any fractional shares.

        (d)        Termination, Disability and Death.

            (i)        Termination of Status as an Employee or Consultant. If the Optionee ceases to serve as an employee or consultant, then the Optionee may, but only within 12 months or such other shorter period as is specified by the Compensation Committee after the date the Optionee ceases to be an employee or consultant of the Company (but in no event later than the date of expiration of the term of such Option as set forth in this Agreement), exercise the Option to the extent that the Optionee was entitled to exercise it at the date of termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option (which the Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

            (ii)        Disability of Optionee. Notwithstanding the provisions of Section 6(b), if the Optionee is unable to continue an employment or consulting relationship with the Company as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), then the Optionee may, but only within 12 months from the date of termination or such other shorter period as is specified by the Compensation Committee (but in no event later than the date of expiration of the term of such Option as set forth in this Agreement), exercise the Option to the extent the Optionee was entitled to exercise it at the date of termination of employment or consulting. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or does not exercise such Option (which the Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

(iii) Death of Optionee. In the event of the death of an Optionee:

            (A)        during the term of the Option who is at the time of death an employee, director or consultant of the Company and who shall have been in continuous status as an employee, director or consultant since the date of grant of the Option, the Option may be exercised, at any time within 12 months following the date of death or such other shorter period as is specified by the Compensation Committee (but in no event later than the date of expiration of the term of such Option as set forth in this Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in continuous status as an employee or consultant three months after the date of death; or

            (B)        within three months after the termination of continuous status as an employee, director or consultant, the Option may be exercised, at any time within three months following the date of death or such other shorter period as is specified by the Compensation Committee (but in no event later than the date of expiration of the term of such Option as set forth in this Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         (iv)      Directors.  If a non-employee director ceases to serve as a director of the Company, then the non-employee director may exercise the Option to the extent that the Optionee was entitled to exercise it at the date the Optionee ceased to serve as a director of the Company (but in no event later than the date of expiration of the term of such Option as set forth in this Agreement).

        (e)      Rule 16b-3. Options granted to persons subject to Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16(b) of the Exchange Act.

        SECTION 7. Adjustment in Option Shares. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by the outstanding Option, as well as the price per share of Common Stock covered by the outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding, and conclusive.

        In the event of the proposed dissolution or liquidation of the Company, the Compensation Committee shall notify the Optionee at least 15 days prior to such proposed action. To the extent it has not been previously exercised, the Option shall terminate immediately prior to the consummation of such proposed action. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the Option or to substitute an equivalent option, in which case such Option shall terminate upon the consummation of the merger or sale.

        SECTION 8. Financing. Subject to the limitations of Section 402 of the Sarbanes-Oxley Act of 2002, the Compensation Committee may, in its absolute discretion and without any obligation to do so, permit Optionee to pay, in whole or in part, the exercise price for the purchased Option Shares by delivering a promissory note. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Compensation Committee in its sole discretion.

        SECTION 9. Responsibility of Tax Consequences. The tax consequences to Optionee of the grant, vesting or exercise of this Option or the sale of any Option Shares shall be the personal responsibility of Optionee and not of the Company.

        SECTION 10. Compliance with Laws and Regulations. (a) The exercise of this Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, Nasdaq Small Cap Market or OTC Bulletin Board, if applicable) on which the Common Stock may be listed for trading or quotation at the time of such exercise and issuance.

        (b)      The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

        SECTION 11. Stockholder Rights. The holder of this Option shall not have any rights of a stockholder with respect to the Option Shares until such person shall have exercised the Option, paid the Exercise Price and become a holder of record of the purchased Option Shares.

        SECTION 12. Successors and Assigns. Except to the extent otherwise provided in Section 4, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns, Optionee and the legal representatives, heirs and legatees of Optionee’s estate.

        SECTION 13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto complies with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed. The exercise of such Option and the issuance and delivery of such Shares pursuant thereto may be further subject to the approval of counsel for the Company with respect to such compliance, if requested by the Compensation Committee.

        As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        SECTION 14. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company, Attention: Richard P. Rainey, Chief Executive Officer, at 2000 Hamilton Street, Suite 204, Philadelphia, Pennsylvania 19130, or to such other address as shall be provided in writing to Optionee. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the Optionee’s most recent home address in the employee records of the Company or to such other address as shall be provided in writing to the Company. All notices shall be deemed effective upon personal delivery against receipt therefor; one day after being sent by Federal Express or similar overnight delivery; or three days after being mailed registered or certified mail, postage prepaid, and properly addressed to the party to be notified.

        SECTION 15. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware without regard to such State’s principles of conflict of laws. The parties irrevocably and unconditionally agree that the exclusive place of jurisdiction for any action, suit or proceeding (the “Actions”) relating to this Agreement shall be in the courts of the United States of America sitting in Kansas City, Missouri, or if such courts shall not have jurisdiction over the subject matter thereof, in the courts of the State of Missouri sitting therein, and each such party hereby irrevocably and unconditionally agrees to submit to the jurisdiction of such courts for purposes of any such Actions. If any such State court also does not have jurisdiction over the subject matter thereof, then such an action, suit or proceeding may be brought in the federal or state courts located in the states of the principal place of business of any party hereto. Each party irrevocably and unconditionally waives any objection it may have to the venue of any Action brought in such courts or to the convenience of the forum. Final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and the amount of any indebtedness or liability of any party therein described.

        SECTION 16. Market Stand-Off; Securities Transactions. (a) Optionee hereby agrees to be subject to a lock-up period of up to 180 days with respect to any Option shares in connection with and following any public offering, which may be imposed by the Company or the managing underwriter(s) of such offering.

        (b)      Optionee acknowledges that he is aware that the United States securities laws provide that any person who has received material, non-public information from an issuer such as the Company, directly or indirectly, is prohibited from purchasing or selling the securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and that violation of such prohibition may involve severe civil and criminal penalties. In addition, Optionee will not directly or indirectly, through related parties or otherwise, purchase, trade, offer, pledge, sell, contract to sell or to purchase or sell or “short” or “short against the box” (as those terms are generally understood in the securities markets), or otherwise dispose of or acquire, any securities of the Company or options in respect of such securities without the prior written consent of the Company or otherwise in compliance with the Company’s policies regarding transactions in its securities.

        SECTION 17. Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the matters contained herein and supersedes all prior agreements and understandings, whether or not in writing, between the parties with respect to these matters. This Agreement may be amended or modified only by the written agreement of the parties hereto.

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        IN WITNESS WHEREOF, the parties hereto have executed this Stock Option Agreement as of the day and year first written above.

OPTIONEE:

Name:

COMPANY:

AVAX TECHNOLOGIES, INC.

By:
Name:
Title:

EXHIBIT I

NOTICE OF EXERCISE OF STOCK OPTION

        Reference is hereby made to the Stock Option Agreement dated as of _____________, ______ concerning the granting of that certain option (the “Option”) by AVAX Technologies, Inc., a Delaware corporation (the “Company”), to _________________ on __________, _____ (the “Option Agreement”). The undersigned hereby notifies the Company that I elect to purchase ____________ shares of the Company’s Common Stock (the “Purchased Shares”) at the Exercise Price (as such term is defined in the Option Agreement) pursuant to the Option to purchase up to __________ shares of the Company’s Common Stock.

        Concurrently with the delivery of this Exercise Notice to the Secretary of the Company, I shall hereby pay to the Company the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Company evidencing this Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in Section 6(a)(ii)(D) of the Option Agreement to effect the payment of the Exercise Price for the Purchased Shares if the Common Stock is registered under Section 12(g) of the Securities Exchange Act of 1934, as amended.

Date:___________________

Optionee

Address:

Print name in exact manner that it is to appear on the stock certificate:

Address to which certificate is to be sent, if different from address above:

Social Security Number

CASHLESS EXERCISE

        Reference is hereby made to the Stock Option Agreement dated as of ________________,______ concerning the granting of that option (the “Option”) by AVAX Technologies, Inc., a Delaware corporation (the “Company”), to ___________ on _____________, ______ (the “Option Agreement”). The undersigned hereby notifies the Company that I elect to exchange my option for __________ shares of the Company’s Common Stock pursuant to the Cashless Exercise provision of the Option to purchase up to ________ shares of the Company’s Common Stock.

        Concurrently with the delivery of this Exercise Notice to the Secretary of the Company, I shall deliver whatever additional documents may be required by such agreement as a condition for exercise.

Date:___________________

Optionee

Address:

Print name in exact manner that it is to appear on the stock certificate:

Address to which certificate is to be sent, if different from address above:

Social Security Number